Income taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income taxes
Income taxes

Note 17 Income taxes

The following table includes the Company’s income (loss) before income taxes, income tax (expense) benefit and effective benefit tax rate:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Income (loss) before income tax benefit	$(19,653,589)	$(12,095,175)	$(34,371,774)	$(14,856,915)
Income tax benefit	11,337	2,010,198	1,589,620	3,192,832
Effective tax rate	0.1%	16.6%	4.6%	21.5%

For the three and six months ended June 30, 2022 and 2021, the Company utilized the discrete effective tax rate method, as allowed by ASC 740-270-30-18.  The discrete method treats the year-to-date period as if it was the annual period and calculates the income tax expense or benefit on a discrete basis.  Currently, the Company believes the use of the discrete method represents the best estimate of our annual effective tax rate.  The Company’s effective tax rate differed from the statutory rate primarily due to unfavorable permanent book-tax differences related to non-deductible stock based compensation and other non-deductible book expenses.

Note 16  Income taxes

The components of income tax expense (benefit) for years ended December 31 were as follows:

	2021	2020
Current
Federal	$-	$-
State and local	36,779	4,902
Total current	$36,779	$4,902

Deferred
Federal	(5,402,585)	(367,816)
State and local	73,939	(75,190)
Total deferred	$(5,328,646)	$(443,006)

Total income tax expense (benefit)	$(5,291,867)	$(438,104)

The following table reconciles the difference between the statutory federal income tax rate for the Company and the effective income tax rate the years ended December 31:

	2021	2020
U.S. statutory federal income tax rate	21.0%	21.0%

Goodwill impairment	(6.2%)	(8.2%)
Stock compensation	(3.8%)	(8.0%)
Change in valuation allowance	(1.3%)	(1.6%)
Other	(0.2%)	(2.0%)
Income tax expense (benefit) for the period	9.5%	1.2%

Deferred income taxes reflect the net tax effect of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income taxes.

Significant components of U.S. federal and state deferred tax assets and liabilities as of years ended December 31, are as follows:

	2021	2020
Deferred tax assets
Federal net operating loss carryforwards	$4,916,141	$3,769,127
Stock Compensation	4,677,028	586,716
Fixed Assets	405,888	-
Unrealized gains / (loss)	196,828	(12,537)
Allowance for bad debt	62,165	54,543
Other	260,957	68,520
Total gross deferred tax assets	10,519,007	4,466,368
Less valuation allowances	(4,919,566)	(3,769,127)
Net deferred tax assets	$5,599,440	$697,241

Deferred tax liabilities
Property, plant and equipment	$-	$(96,627)
Foreign exchange gains / losses	(19,778)	(157,608)
Total gross deferred tax liabilities	(19,778)	(254,235)
Net deferred tax asset (liabilities)	$5,579,663	$443,006

Future utilization of net operating losses (“NOLs”) arising in tax years after December 31, 2017 are limited to eighty percent of taxable income and are allowed to be carried forward indefinitely. NOLs generated in 2017 and prior may carry forward 20 years. As of December 31, 2021 and 2020 the Company has $12.6 million of NOLs generated prior to December 31, 2017 and $10.8 million of NOLs generated after 2017. During the tax year 2020, the Company underwent an ownership change as defined by Section 382 of the Internal Revenue Code and as such the NOLs will be subject to annual limitations. As of December 31, 2021 and 2020, the Company’s valuation allowance of $4.9 million and $3.8 million respectively related primarily to Federal NOL carryforwards. The Company files U.S. federal and certain applicable U.S. state income tax returns. Management has reviewed and evaluated the relevant technical merits of each of its tax positions and determined that there are no uncertain tax positions that would have a material impact on these financial statements.